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                                                                    EXHIBIT 23.7




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated April 29, 1999 for PrizePoint Entertainment Corporation included in or made a part of Uproar Inc.'s Registration Statement on Form S-4, and to all references to our Firm included in this Registration Statement.



                                   /s/ Arthur Andersen LLP

                                   ARTHUR ANDERSEN LLP

New York, New York
August 29, 2000